                                                                   Exhibit 10.44

                         STANDARD FORM COMMERCIAL LEASE

                                                            215 FIRST STREET
                                                            CAMBRIDGE, MA 02142

1. PARTIES                 OLD CAMBRIDGE REALTY TRUST
   (fill in)               LESSOR, which expression shall include its heirs,
                           successors, and assigns where the context so admits, does hereby lease to CHEMGENICS PHARMACEUTICALS, INC.
                           LESSEE, which expression shall include its successors, executors, administrators, and assigns where the context so admits, and the LESSEE hereby leases the following described premises:




2. PREMISES                approximately one thousand and thirty-four (1,034)
   (fill in and include,   rentable square feet of office space on the second
   if applicable, suite    floor of Building 300 in the complex known as One
   number, floor           Kendall Square in Cambridge, Massachusetts and
   number, and square      further described on the attached Exhibit A: "the
   feet)                   Leased Premises" together with the right to use in
                           common with others entitled thereto, the hallways, stairways, and elevators, necessary for access to said leased premises, and lavatories nearest thereto.

3. TERM                    The term of this lease shall be for SIX (6) Months
   (fill in)               commencing on July 1, 1996 and ending on December 31,
                           1996.

4. RENT                    The LESSEE shall pay to the LESSOR fixed rent at the
   (fill in)               rate of $20,680.00 dollars per year, payable in
                           advance in monthly installments of 1723.33 subject to proration in the case of any partial calendar month.
                           All rent shall be payable without offset or deduction.

7.  UTILITIES                 The LESSEE shall pay, as they become due, all
                              bills for electricity and other utilities (whether
                              they are used for furnishing heat or other
 *delete "air conditioning"   purposes) that are furnished to the leased
  if not applicable           premises and presently separately metered and all
                              bills for fuel furnished to a separate tank servicing the leased premises exclusively. The
                              LESSOR agrees to provide all other utility service and to furnish reasonably hot and cold water and reasonable heat and air conditioning* (except to the extent that the same are furnished through separately metered utilities or separate fuel tanks as set forth above) to the leased premises, the hallways, stairways, elevators, and lavatories during normal business hours on regular business days of the heating and air conditioning* seasons of each year, to furnish elevator service and to light passageways and stairways during business hours, and to furnish each cleaning service as is customary in similar buildings in said city or town, all subject to interruption due to any accident, to the making of repairs, alterations, or improvements, to labor difficulties, to trouble in obtaining fuel, electricity, service, or supplies from the sources from which they are usually obtained for said building, or to any cause beyond the LESSOR's control.
                              *or billed on a pro-rata basis by Lessor.

                              LESSOR shall have no obligation to provide utilities or equipment other than the utilities and equipment within the premises as of the commencement date of this lease. In the event LESSEE requires additional utilities or equipment, the installation and maintenance thereof shall be the LESSEE's sole obligation, provided that such installation shall be subject to the written consent of the LESSOR.

 8.  USE OF LEASED            The LESSEE shall use the leased premises only for
     PREMISES                 the purpose of office use in connection with its
     (fill in)                biotechnology and research operations.

 9.  COMPLIANCE               The LESSEE acknowledges that no trade or
     WITH LAWS                occupation shall be conducted in the leased
                              premises or use made thereof which will be unlawful, improper, noisy or offensive, or contrary to any law or any municipal by-law or ordinance in force in the city or town in which the premises are situated. Without limiting the generality of the foregoing (a) the LESSEE shall not bring or permit to be brought or kept in or on the leased premises or elsewhere on the LESSOR's property any hazardous, toxic, inflammable, combustible or explosive fluid, material, chemical or substance, including without limitation any item defined as hazardous pursuant to Chapter 21E of the Massachusetts General Laws; and (b) the LESSEE shall be responsible for compliance with requirements imposed by the Americans with Disabilities Act relative to the layout of the leased premises and any work performed by the LESSEE therein.

10.  FIRE INSURANCE           The LESSEE shall not permit any use of the leased
                              premises which will make voidable any insurance on the property of which the leased premises are a part, or on the contents of said property or which shall be contrary to any law or regulation from time to time established by the New England Fire
                              Insurance Rating Association, or any similar body succeeding to its powers. The LESSEE shall on demand reimburse the LESSOR, and all other tenants, all extra insurance premiums caused by the LESSEE's use of the premises.

11.  MAINTENANCE              The LESSEE agrees to maintain the leased premises
                              in good condition, damage by fire and other
     A.  LESSEE'S             casualty only excepted, and whenever necessary,
         OBLIGATIONS          to replace plate glass and other glass therein,
                              acknowledging that the leased premises are now in good order and the glass whole. The LESSEE shall not permit the leased premises to be overloaded, damaged, stripped, or defaced, nor suffer any waste. LESSEE shall obtain written consent of LESSOR before erecting any sign on the premises.

     B.  LESSOR'S             The LESSOR agrees to maintain the structure of the
         OBLIGATIONS          building of which the leased premises are a part
                              in the same condition as it is at the commencement of the term or as it may be put in during the term of this lease, reasonable wear and tear, damage by fire and other casualty only excepted, unless such maintenance is required because of the LESSEE or those for whose conduct the LESSEE is legally responsible.

12.  ALTERATIONS --           The LESSEE shall not make structural alterations
     ADDITIONS                or additions to the leased premises, but may make
                              non-structural alterations provided the LESSOR consents thereto in writing, which consent shall not be unreasonably withheld or delayed. All such allowed alterations shall be at LESSEE's expense and shall be in quality at least equal to the present construction. LESSEE shall not permit any mechanics' liens, or similar liens, to remain upon the leased premises for labor and material furnished to LESSEE or claimed to have been furnished to LESSEE in connection with work of any character performed or claimed to have been performed at the direction of LESSEE and shall cause any such lien to be released of record forthwith without cost to LESSOR. Any alterations or improvements made by the LESSEE shall become the property of the LESSOR at the termination of the occupancy as provided herein.

13.  ASSIGNMENT --            The LESSEE shall not assign or sublet the whole or
     SUBLEASING               any part of the leased premises without LESSOR's
                              prior written consent. Notwithstanding such consent, LESSEE shall remain liable to LESSOR for the payment of all rent and for the full performance of the covenants and conditions of this lease.

14. SUBORDINATION       This lease shall be subject and subordinate to any and
                        all mortgages, deeds of trust and other instruments in the nature of a mortgage, now or at any time hereafter, a lien or liens on the property of which the leased premises are a part and the LESSEE shall, when requested, promptly execute and deliver such written instruments as shall be necessary to show the subordination of this lease to said mortgages, deeds of trust or other such instruments in the nature of a mortgage.

15. LESSOR'S            The LESSOR or agents of the LESSOR may, at reasonable
    ACCESS              times, enter to view the leased premises and may remove
                        placards and signs not approved and affixed as herein provided, and make repairs and alterations as LESSOR should elect to do and may show the leased premises to others, and at any time within three (3) months before the expiration of the term, may affix to any suitable part of the leased premises a notice for letting or selling the leased premises or property of which the leased premises are a part and keep the same so affixed without hindrance or molestation.

16. INDEMNIFICATION     The LESSEE shall save the LESSOR harmless from all loss
    AND LIABILITY       and damage occasioned by anything occurring on the
    (fill in)           leased premises unless caused by the negligence or
                        misconduct of the LESSOR, and from all loss and damage wherever occurring occasioned by any omission, fault, neglect or other misconduct of the LESSEE. The removal of snow and ice from the sidewalks bordering upon the leased premises shall be LESSOR's responsibility.

17. LESSEE'S            The LESSEE shall maintain with respect to the leased
    LIABILITY           premises and the property of which the leased premises
    INSURANCE           are a part comprehensive public liability insurance in
    (fill in)           the amount of $1,000,000 with property damage insurance
                        in limits of $500,000 in responsible companies qualified to do business in Massachusetts and in good standing therein insuring the LESSOR as well as LESSEE against injury to persons or damage to property as provided. The
                        LESSEE shall deposit with the LESSOR certificates for such insurance at or prior to the commencement of the term, and thereafter within thirty (30) days prior to the expiration of any such policies. All such insurance certificates shall provide that such policies shall not be cancelled without at least ten (10) days prior written notice to each assured named therein.

18. FIRE,               Should a substantial portion of the leased premises, or
    CASUALTY --         of the property of which they are a part, be
    EMINENT             substantially damaged by fire or other casualty, or be
    DOMAIN              taken by eminent domain, the LESSOR may elect to
                        terminate this lease. When such fire, casualty, or taking renders the leased premises substantially unsuitable for their intended use, a just and proportionate abatement of rent shall be made, and the LESSEE may elect to terminate this lease if:

                                (a) The LESSOR fails to give written notice
                                    within thirty (30) days of intention to
                                    restore leased premises, or

                                (b) The LESSOR fails to restore the leased
                                    premises to a condition substantially
                                    suitable for their intended use within
                                    ninety (90) days of said fire, casualty or taking.

                        The LESSOR reserves, and the LESSEE grants to the LESSOR, all rights which the LESSEE may have for damages or injury to the leased premises for any taking by eminent domain, except for damage to the LESSEE's fixtures, property, or equipment.

19. DEFAULT             In the event that:
    AND
    BANKRUPTCY                  (a) The LESSEE shall default in the payment of
    (fill in)                       any installment of rent or other sum herein
                                    specified and such default shall continue for ten (10) days after written notice thereof; or

                                (b) The LESSEE shall default in the observance
                                    or performance of any other of the LESSEE's covenants, agreements, or obligations hereunder and such default shall not be corrected within thirty (30) days after written notice thereof; or

                                (c) The LESSEE shall be declared bankrupt or
                                    insolvent according to law, or, if any
                                    assignment shall be made of LESSEE's
                                    property for the benefit of creditors,

                        then the LESSOR shall have the right thereafter, while such default continues, to re-enter and take complete possession of the leased premises, to declare the term of this lease ended, and remove the LESSEE's effects, without prejudice to any remedies which might be otherwise used for arrears of rent or other default. The LESSEE shall indemnify the LESSOR against all loss of rent and other payments which the LESSOR may incur by reason of such termination during the residue of the term. If the LESSEE shall default, after reasonable notice thereof, in the observance or performance of any conditions or covenants on LESSEE's part to be observed or performed under or by virtue of any of the provisions in any article of this lease, the LESSOR, without being under any obligation to do so and without thereby waiving such default, may remedy such default for the account and at the expense of the LESSEE. If the LESSOR makes any expenditures or incurs any obligations for the payment of money in connection therewith, including but not limited to, reasonable attorney's fees in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations insured, with interest at the rate of 12 percent per annum and costs, shall be paid to the LESSOR by the LESSEE as additional rent.

20. NOTICE              Any notice from the LESSOR to the LESSEE relating to the
    (fill in)           leased premises or to the occupancy thereof, shall be
                        deemed duly served, if left at the leased premises addressed to the LESSEE, or if mailed to the leased premises, registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSEE. Any notice from the LESSEE to the LESSOR relating to the leased premises or to the occupancy thereof, shall be deemed duly served, if mailed to the LESSOR by registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSOR at such address as the LESSOR may from time to time advise in writing.
                        All rent notices shall be paid and sent to the LESSOR at Old Cambridge Realty Trust c/o The Athenaeum Group, 215
                        First St., Camb. MA 02142.

21. SURRENDER           The LESSEE shall at the expiration or other termination
                        of this lease remove all LESSEE's goods and effects from the leased premises, (including, without hereby limiting the generality of the foregoing, all signs and lettering affixed or painted by the LESSEE, either inside or outside the leased premises). LESSEE shall deliver to the LESSOR the leased premises and all keys, locks thereto, and other fixtures connected therewith and all alterations and additions made to or upon the leased premises, in good conditions, damage by fire or other casualty only excepted. In the event of the LESSEE's failure to remove any of LESSEE's property from the premises, LESSOR is hereby authorized, without liability to LESSEE for loss or damage thereto, and at the sole risk of LESSEE to remove and store any of the property at LESSEE's expense, or to retain same to apply the net proceeds of such sale to the payment of any sum due hereunder, or to destroy such property.

22. BROKERAGE
    (fill in or delete)



23. CONDITION OF        Except as may be otherwise expressly set forth herein,
    PREMISES            the LESSEE shall accept the leased premises "as is" in
                        their condition as of the commencement of the term of this lease, and the LESSOR shall be obligated to perform no work whatsoever in order to prepare the leased premises for occupancy by the LESSEE.

24. FORCE               In the event that the LESSOR is prevented or delayed
    MAJEURE             from making any repairs or performing any other covenant
                        hereunder by reason of any cause reasonably beyond the control of the LESSOR, the LESSOR shall not be liable to the LESSEE therefor nor, except as expressly otherwise provided in case of casualty or taking, shall the LESSEE be entitled to any abatement or reduction of rent by reason thereof, nor shall the same give rise to a claim by the LESSEE that such failure constitutes actual or constructive eviction from the leased premises or any part thereof.

25. LATE                If rent or any other sum payable hereunder remains
    CHARGE              outstanding for a period of ten (10) days, the LESSEE
                        shall pay to the LESSOR a late charge equal to one and one-half percent (1.5%) of the amount due for each month or portion thereof during which the arrearage continues.

26. LIABILITY           No owner of the property of which the leased premises
    OF OWNER            are a part shall be liable hereunder except for breaches
                        of the LESSOR's obligations occurring during the period of such ownership. The obligations of the LESSOR shall be binding upon the LESSOR's interest in said property, but not upon other assets of the LESSOR, and no individual partner, agent, trustee, stockholder, officer, director, employee or beneficiary of the LESSOR shall be personally liable for performance of the LESSOR's obligations hereunder.

27. OTHER               It is also understood and agreed that
    PROVISIONS
                        1.  Lessee will have two (2) six (6) month options to
                            renew this lease with two (2) month written notice to Landlord. The Base Rent for the first six-month option will be $21,714.00 per annum. The Base Rent for the second six (6) month option will be $22,748.00 per annum.



IN WITNESS WHEREOF, the said parties hereunto set their hands and seals this __________________ day of JUNE 1996.

CHEMGENICS PHARMACEUTICALS, INC.        OLD CAMBRIDGE REALTY TRUST

        [SIG]
-----------------------------------     -------------------------------------
LESSEE  (DULY AUTHORIZED)                       ROBERT A. JONES, TRUSTEE
                                        LESSOR

/s/  KIM LARSON
-----------------------------------     -------------------------------------
WITNESS                                 WITNESS

                        --------------------------------
                        BROKER(S)

                                   EXHIBIT A

                               "LEASED PREMISES"

Suite #         Use             Area
 201             OF             5889
 202             OF             1810
 203             OF              654
 204             OF              432
 205             SIG             195
 206             SIG              84
 207             OF             1034
 208             OF              940

                            [FLOORPLAN ILLUSTRATION]

                                                                Rev.
[LOGO]  ONE KENDALL SQUARE  BUILDING 300  SECOND FLOOR          March 16, 1994

                         STANDARD FORM COMMERCIAL LEASE


1. PARTIES                 OLD CAMBRIDGE REALTY TRUST
   (fill in)               LESSOR, which expression shall include its heirs,
                           successors, and assigns where the context so admits, does hereby lease to MYCO PHARMACEUTICALS, INC.
                           LESSEE, which expression shall include its successors, executors, administrators, and assigns where the context so admits, and the LESSEE hereby leases the following described premises:




2. PREMISES                approximately nine hundred and fourteen (914)
   (fill in and include,   rentable square feet of office space on the ground
   if applicable, suite    (basement) floor of Building 300 in the office
   number, floor           complex known as One Kendall Square in Cambridge,
   number, and square      Massachusetts and further described on the attached
   feet)                   Exhibit A: "LEASED PREMISES" together with the right
                           to use in common, with others entitled thereto, the hallways, stairways, and elevators, necessary for access to said leased premises, and lavatories nearest thereto.

3. TERM                    The term of this lease shall be for One (1) Year
   (fill in)               commencing on August 1, 1995* and ending on July 31,
                           1996.**

4. RENT                    The LESSEE shall pay to the LESSOR rent at the rate
   (fill in)               of $8,226.00 dollars per year, payable in advance
                           in monthly installments of $685.50.


                           * or upon occupancy, whichever is earlier. If early occupancy occurs, rent will be due on a pro-rata, daily basis.

                           ** and continuing thereafter until either party gives
                              the other three (3) months notice.

7.  UTILITIES                 The LESSEE shall pay, as they become due, all
                              bills for electricity and other utilities (whether
                              they are used for furnishing heat or other
 *delete "air conditioning"   purposes) that are furnished to the leased
  if not applicable           premises and presently separately metered,* and
                              all bills for fuel furnished to a separate tank servicing the leased premises exclusively. The
                              LESSOR agrees to provide all other utility service and to furnish reasonably hot and cold water and reasonable heat and air conditioning* (except to the extent that the same are furnished through separately metered utilities or separate fuel tanks as set forth above) to the leased premises, the hallways, stairways, elevators, and lavatories during normal business hours on regular business days of the heating and air conditioning* seasons of each year, to furnish elevator service and to light passageways and stairways during business hours, and to furnish such cleaning service as is customary in similar buildings in said city or town, all subject to interruption due to any accident, to the making of repairs, alterations, or improvements, to labor difficulties, to trouble in obtaining fuel, electricity, service, or supplies from the sources from which they are usually obtained for said building, or to any cause beyond the LESSOR's control.
                                *or, if not separately metered, as billed by
                                 Lessor on a pro-rata basis.

                              LESSOR shall have no obligation to provide utilities or equipment other than the utilities and equipment within the premises as of the commencement date of this lease. In the event LESSEE requires additional utilities or equipment, the installation and maintenance thereof shall be the LESSEE's sole obligation, provided that such installation shall be subject to the written consent of the LESSOR.

 8.  USE OF LEASED            The LESSEE shall use the leased premises only for
     PREMISES                 the purpose of general offices and storage.
     (fill in)

 9.  COMPLIANCE               The LESSEE acknowledges that no trade or
     WITH LAWS                occupation shall be conducted in the leased
                              premises or use made thereof which will be unlawful, improper, noisy or offensive, or contrary to any law or any municipal by-law or ordinance in force in the city or town in which the premises are situated.

10.  FIRE INSURANCE           The LESSEE shall not permit any use of the leased
                              premises which will make voidable any insurance on the property of which the leased premises are a part, or on the contents of said property or which shall be contrary to any law or regulation from time to time established by the New England Fire
                              Insurance Rating Association, or any similar body succeeding to its powers. The LESSEE shall on demand reimburse the LESSOR, and all other tenants, all extra insurance premiums caused by the LESSEE's use of the premises.

11.  MAINTENANCE              The LESSEE agrees to maintain the leased premises
                              in good condition, damage by fire and other
     A.  LESSEE'S             casualty only excepted, and whenever necessary,
         OBLIGATIONS          to replace plate glass and other glass therein,
                              acknowledging that the leased premises are now in good order and the glass whole. The LESSEE shall not permit the leased premises to be overloaded, damaged, stripped, or defaced, nor suffer any waste. LESSEE shall obtain written consent of LESSOR before erecting any sign on the premises.

     B.  LESSOR'S             The LESSOR agrees to maintain the structure of the
         OBLIGATIONS          building of which the leased premises are a part
                              in the same condition as it is at the commencement of the term or as it may be put in during the term of this lease, reasonable wear and tear, damage by fire and other casualty only excepted, unless such maintenance is required because of the LESSEE or those for whose conduct the LESSEE is legally responsible.

12.  ALTERATIONS --           The LESSEE shall not make structural alterations
     ADDITIONS                or additions to the leased premises, but may make
                              non-structural alterations provided the LESSOR consents thereto in writing, which consent shall not be unreasonably withheld or delayed. All such allowed alterations shall be at LESSEE's expense and shall be in quality at least equal to the present construction. LESSEE shall not permit any mechanics' liens, or similar liens, to remain upon the leased premises for labor and material furnished to LESSEE or claimed to have been furnished to LESSEE in connection with work of any character performed or claimed to have been performed at the direction of LESSEE and shall cause any such lien to be released of record forthwith without cost to LESSOR. Any alterations or improvements made by the LESSEE shall become the property of the LESSOR at the termination of the occupancy as provided herein.

13.  ASSIGNMENT --            The LESSEE shall not assign or sublet the whole or
     SUBLEASING               any part of the leased premises without LESSOR's
                              prior written consent. Notwithstanding such consent, LESSEE shall remain liable to LESSOR for the payment of all rent and for the full performance of the covenants and conditions of this lease.

14. SUBORDINATION       This lease shall be subject and subordinate to any and
                        all mortgages, deeds of trust and other instruments in the nature of a mortgage, now or at any time hereafter, a lien or liens on the property of which the leased premises are a part and the LESSEE shall, when requested, promptly execute and deliver such written instruments as shall be necessary to show the subordination of this lease to said mortgages, deeds of trust or other such instruments in the nature of a mortgage.

15. LESSOR'S            The LESSOR or agents of the LESSOR may, at reasonable
    ACCESS              times, enter to view the leased premises and may remove
                        placards and signs not approved and affixed as herein provided, and make repairs and alterations as LESSOR should elect to do and may show the leased premises to others, and at any time within three (3) months before the expiration of the term, may affix to any suitable part of the leased premises a notice for letting or selling the leased premises or property of which the leased premises are a part and keep the same so affixed without hindrance or molestation.

16. INDEMNIFICATION     The LESSEE shall save the LESSOR harmless from all loss
    AND LIABILITY       and damage occasioned by the use or escape of water or
                        by the bursting of pipes, as well as from any claim or damage resulting from neglect in not removing snow and ice from the roof of the building or from the sidewalks bordering upon the premises so leased, or by any nuisance made or suffered on the leased premises, unless such loss is caused by the neglect of the LESSOR. The removal of snow and ice from the sidewalks bordering upon the leased premises shall be LESSOR's responsibility.

17. LESSEE'S            The LESSEE shall maintain with respect to the leased
    LIABILITY           premises and the property of which the leased premises
    INSURANCE           are a part comprehensive public liability insurance in
    (fill in)           the amount of $1,000,000 with property damage insurance
                        in limits of $100,000 in responsible companies qualified to do business in Massachusetts and in good standing therein insuring the LESSOR as well as LESSEE against injury to persons or damage to property as provided. The
                        LESSEE shall deposit with the LESSOR certificates for such insurance at or prior to the commencement of the term, and thereafter within thirty (30) days prior to the expiration of any such policies. All such insurance certificates shall provide that such policies shall not be cancelled without at least ten (10) days prior written notice to each assured named therein.

18. FIRE,               Should a substantial portion of the leased premises, or
    CASUALTY --         of the property of which they are a part, be
    EMINENT             substantially damaged by fire or other casualty, or be
    DOMAIN              taken by eminent domain, the LESSOR may elect to
                        terminate this lease. When such fire, casualty, or taking renders the leased premises substantially unsuitable for their intended use, a just and proportionate abatement of rent shall be made, and the LESSEE may elect to terminate this lease if:

                                (a) The LESSOR fails to give written notice
                                    within thirty (30) days of intention to
                                    restore leased premises, or

                                (b) The LESSOR fails to restore the leased
                                    premises to a condition substantially
                                    suitable for their intended use within
                                    ninety (90) days of said fire, casualty or taking.

                        The LESSOR reserves, and the LESSEE grants to the LESSOR, all rights which the LESSEE may have for damages or injury to the leased premises for any taking by eminent domain, except for damage to the LESSEE's fixtures, property, or equipment.

19. DEFAULT             In the event that:
    AND
    BANKRUPTCY                  (a) The LESSEE shall default in the payment of
    (fill in)                       any installment of rent or other sum herein
                                    specified and such default shall continue for ten (10) days after written notice thereof; or

                                (b) The LESSEE shall default in the observance
                                    or performance of any other of the LESSEE's covenants, agreements, or obligations hereunder and such default shall not be corrected within thirty (30) days after written notice thereof; or

                                (c) The LESSEE shall be declared bankrupt or
                                    insolvent according to law, or, if any
                                    assignment shall be made of LESSEE's
                                    property for the benefit of creditors,

                        then the LESSOR shall have the right thereafter, while such default continues, to re-enter and take complete possession of the leased premises, to declare the term of this lease ended, and remove the LESSEE's effects, without prejudice to any remedies which might be otherwise used for arrears of rent or other default. The LESSEE shall indemnify the LESSOR against all loss of rent and other payments which the LESSOR may incur by reason of such termination during the residue of the term. If the LESSEE shall default, after reasonable notice thereof, in the observance or performance of any conditions or covenants on LESSEE's part to be observed or performed under or by virtue of any of the provisions in any article of this lease, the LESSOR, without being under any obligation to do so and without thereby waiving such default, may remedy such default for the account and at the expense of the LESSEE. If the LESSOR makes any expenditures or incurs any obligations for the payment of money in connection therewith, including but not limited to, reasonable attorney's fees in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations insured, with interest at the rate of 12 percent per annum and costs, shall be paid to the LESSOR by the LESSEE as additional rent.

20. NOTICE              Any notice from the LESSOR to the LESSEE relating to the
    (fill in)           leased premises or to the occupancy thereof, shall be
                        deemed duly served, if left at the leased premises addressed to the LESSEE, or if mailed to the leased premises, registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSEE. Any notice from the LESSEE to the LESSOR relating to the leased premises or to the occupancy thereof, shall be deemed duly served, if mailed to the LESSOR by registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSOR at such address as the LESSOR may from time to time advise in writing.
                        All rent notices shall be paid and sent to the LESSOR at Old Cambridge Realty Trust c/o The Athenaeum Group, 215
                        First St., Camb. MA 02142.

21. SURRENDER           The LESSEE shall at the expiration or other termination
                        of this lease remove all LESSEE's goods and effects from the leased premises, (including, without hereby limiting the generality of the foregoing, all signs and lettering affixed or painted by the LESSEE, either inside or outside the leased premises), LESSEE shall deliver to the LESSOR the leased premises and all keys, locks thereto, and other fixtures connected therewith and all alterations and additions made to or upon the leased premises, in good condition, damage by fire or other casualty only excepted. In the event of the LESSEE's failure to remove any of LESSEE's property from the premises, LESSOR is hereby authorized, without liability to LESSEE for loss or damage thereto, and at the sole risk of LESSEE, to remove and store any of the property at LESSEE's expense, or to retain same under LESSOR's control or to sell at public or private sale, without notice any or all of the property not so removed and to apply the net proceeds of such sale to the payment of any sum due hereunder, or to destroy such property.

22. BROKERAGE           [Deleted]
    (fill in or delete)

23. OTHER               It is also understood and agreed that
    PROVISIONS
                        1.  THE LEASED PREMISES WILL BE ACCEPTED AND DELIVERED
                            IN THEIR CURRENT "AS IS" CONFIGURATION AND
                            CONDITION, WITH THE LESSOR RESPONSIBLE FOR A GENERAL CLEANING AND CHANGING OF THE LOCK AND KEY.

                        2. LESSEE SHALL BE RESPONSIBLE FOR ITS PRO-RATA SHARE OF REAL ESTATE TAXES AND COMMON AREA MAINTENANCE
                            (CAM) CHARGES, AS BILLED BY THE LESSOR ON A PRO-RATA BASIS. UPON WRITTEN REQUEST, LESSEE MAY REVIEW LESSOR'S ACCOUNTING AND BILLING FOR REASONABLENESS.

                        3. LESSEE SHALL HAVE THE RIGHT TO LEASE TWO (2) ADDITIONAL PARKING SPACES IN THE OKS GARAGE AT THE RATE OF $115. PER VEHICLE MONTHLY FOR THE TERM OF THE LEASE.


IN WITNESS WHEREOF, the said parties hereunto set their hands and seals this __________________ day of __________________ , 1995.

MYCO PHARMACEUTICALS, INC.              OLD CAMBRIDGE REALTY TRUST

/s/  BARRY BERKOWITZ
-----------------------------------     -------------------------------------
LESSEE  (DULY AUTHORIZED)                       ROBERT A. JONES, TRUSTEE
                                        LESSOR

        [SIG]
-----------------------------------     -------------------------------------
WITNESS                                 WITNESS

                                   EXHIBIT A

                               "LEASED PREMISES"

Suite #         Use             Area          Suite #           Use        Area
  001           RE               914            010             SIG         638
  002           LAB             2349            011             SIG         515
  003           RE              3154
  005           SIG              365
  006           SIG              208
  007           SIG              120
  008           SIG              215
  009           SIG              215

                            [FLOORPLAN ILLUSTRATION]

                                                                Rev.
[LOGO]  ONE KENDALL SQUARE  BUILDING 300  LOWER LEVEL           July 29, 1993